Exhibit (j)(2)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Andrea W. Armstrong, trustee of the Hewitt Series Trust (the “Trust”), hereby appoints Ram Padmanabhan her true and lawful attorney and agent to take any and all action and execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the name of said trustee on her behalf to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

For the undersigned, this Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to the foregoing attorney and agent.

IN WITNESS WHEREOF the undersigned has caused this Power of Attorney to be executed this 27th day of February, 2012.

/s/ Andrea W. Armstrong
Andrea W. Armstrong

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Donald S. Hunt and John D. Oliverio, trustees of the Hewitt Series Trust (the “Trust”), hereby appoint Ram Padmanabhan their true and lawful attorney and agent to take any and all action and execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the name of said trustee on his behalf to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

For each of the undersigned, this Power of Attorney shall remain in full force and effect until revoked by that undersigned in a signed writing delivered to the foregoing attorney and agent.

IN WITNESS WHEREOF each undersigned has caused this Power of Attorney to be executed this 27th day of February, 2012.

/s/ Donald S. Hunt
Donald S. Hunt

/s/ John D. Oliverio
John D. Oliverio